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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
 November 4, 2004

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

        On November 4, 2004, Evolving Systems, Inc. ("Evolving Systems") held a conference call announcing its financial results for the third quarter ended September 30, 2004. On the conference call the Company also reported on Evolving Systems' November 2, 2004 acquisition of UK-based Tertio Telecoms, Ltd., ("Tertio") a privately held supplier of operations support systems (OSS) software solutions.

        During the call, the Company provided the following supplemental information concerning the Company:

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  The Company expects Q4 2004 to be a strong bookings quarter, relative to the past few quarters, for the Evolving Systems stand-alone business, with strength in every area of bookings.

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  The Company expects that Tertio's margins will be similar to Evolving Systems' margins.

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  The Company expects Telecom Software Enterprises, LLC and Tertio to generate positive cash flow.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2004

Evolving Systems, Inc.
By:	/s/ ANITA T. MOSELEY Anita T. Moseley Sr. Vice President & General Counsel

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  ITEM 7.01 Regulation FD Disclosure
SIGNATURE